SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2002

IMPSAT Fiber Networks, Inc.
IMPSAT S.A.
(Exact name of registrant as specified in its charter)

Delaware
Argentina
(State or other jurisdiction of incorporation)

000-29085 (Commission File Number)	52-1910372 Not Applicable (IRS Employer Identification Number)

Alferez Pareja 256 (1107)
Buenos Aires, Argentina
(Address of Principal Executive Offices)

(5411) 5170-0000
(Telephone Number, Including Area Code)

(Not Applicable)
(Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership.

     As previously reported, on June 11, 2002, IMPSAT Fiber Networks, Inc. (“IMPSAT” or the “Debtor”) filed a voluntary petition for reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

     On December 16, 2002 the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtor’s Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Plan”). A copy of the Confirmation Order, attached hereto as Exhibit 99.1, and the Plan, attached hereto as Exhibit 99.2, are incorporated by reference herein. A description of the Plan is set forth in IMPSAT’s Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code, a copy of which is attached hereto as Exhibit 99.3.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

IMPSAT FIBER NETWORKS, INC.

By	/s/	Héctor Alonso Héctor Alonso Chief Financial Officer

IMPSAT S.A.

By	/s/	Jorge Paternostro Jorge Paternostro Chief Accounting Officer

Date: December 19, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Order Confirming IMPSAT’s Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 16, 2002. Filed herewith.

99.2	Chapter 11 Plan of Reorganization for IMPSAT, dated October 23, 2002. Filed herewith.

99.3	Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code in Respect of IMPSAT’s Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated October 23,2002. Filed herewith.

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